Concentration Risk	12 Months Ended
Dec. 31, 2013
Risks and Uncertainties [Abstract]
Concentration Risk
Concentration Risk
(a) Revenue Concentration by Asset Class
The following table summarizes the percentage of total revenue earned from Federated's asset classes over the last three years:

	2013	2012	2011
Money market assets	39%	47%	46%
Equity assets	37%	31%	33%
Fixed-income assets	23%	21%	20%

The change in the relative proportion of Federated's revenue attributable to money market assets from 2012 to 2013 was primarily the result of increases in fee waivers for certain money market funds to maintain positive or zero net yields. The change in the relative proportion of Federated's revenue attributable to money market assets from 2011 to 2012 was primarily the result of decreases in fee waivers for certain money market funds to maintain positive or zero net yields. A significant change in Federated’s money market business or a significant reduction in money market assets due to regulatory changes, changes in the financial markets, including significant and rapid increases in interest rates over a short period of time causing certain investors to prefer direct investments in interest-bearing securities, significant deterioration in investor confidence, further persistent declines in or additional prolonged periods of historically low short-term interest rates and resulting fee waivers or other circumstances, could have a material adverse effect on Federated’s business, results of operations, financial condition and/or cash flows.

Current Regulatory Environment - Domestic
In January 2010, the Securities and Exchange Commission (SEC) adopted extensive amendments to Rule 2a-7 of the Investment Company Act of 1940 (Rule 2a-7) aimed at enhancing the resiliency of money market funds. These amendments included a series of enhancements including rules that require all money market funds to meet specific portfolio liquidity standards and rules that significantly enhance the public disclosure and regulatory reporting obligations of these funds. In 2010 and 2011, Federated dedicated internal resources to comply with these amendments including efforts to enhance our information systems and improve related reporting capabilities. These efforts were internally sourced and not material to Federated's results of operations, financial condition or cash flows for those years. In Federated's view, the amendments of 2010 meaningfully and sufficiently strengthened money market funds. Recent experience demonstrated that the amendments of 2010 were effective in meeting heightened requests for redemptions occurring in connection with the U.S. debt ceiling debate and subsequent downgrade of the country's credit rating in 2011, the European debt crisis in 2011/2012 and its ongoing fallout as well as the U.S. debt ceiling debate in 2013.
Since January 2010, the SEC has been working to develop a proposal for additional reforms related to money market funds. On June 5, 2013, the SEC issued such a rule proposal for public comment. The SEC's proposal was lengthy (approximately 700 pages) and included two principal alternative reforms that could be adopted alone or in combination. One alternative would require a floating net asset value (NAV) for institutional prime money market funds and other money market funds (such as, for example, municipal money market funds) other than government and retail money market funds. The other alternative would allow a fund's board to use liquidity fees and redemption gates when the fund fails to maintain the prescribed liquidity threshold. In addition, in the case of either alternative, the proposal would eliminate the amortized cost method of valuation of securities maturing in more than 60 days while permitting the use of the penny rounding method to maintain a stable share price for money market funds not required to have a floating NAV. The proposal also included additional diversification and disclosure measures that would apply under either alternative.
Federated supports liquidity fees and redemption gates in certain contexts. Federated believes the floating NAV, if enacted, would significantly reduce the utility and attractiveness of money market funds for investors who, in Federated's view, value money market funds in their current form as an efficient and effective cash management investment product offering daily liquidity at par. The elimination of the amortized cost method of valuation of securities also could impact the usefulness of money market funds as a cash management product. If ultimately enacted, the floating NAV would be detrimental to Federated's money market fund business and could materially and adversely affect Federated’s business, results of operations, financial condition and/or cash flows. The elimination of the amortized cost method of valuation of securities, if ultimately enacted, also could be detrimental to Federated's money market fund business and could materially and adversely affect Federated’s business, results of operations, financial condition and/or cash flows.
Management reviewed the SEC proposal and actively participated in the public comment process both individually through the filing of 13 comment letters and with industry groups. While the public comment period formally closed on September 17, 2013, comments on the SEC's proposal have continued to be submitted, including additional comment letters submitted on behalf of Federated. Comment letters are available on the SEC's website at http://www.sec.gov/comments/s7-03-13/s70313.shtml. Management does not expect final rules to be adopted prior to the second or third quarter of 2014 given, among other things, the number of industry comments and the complexity of the proposed rule amendments, as well as the SEC's regulatory agenda published in late 2013, which specifies an October 2014 timetable for final action on the SEC's proposal. Federated is unable to assess the degree of any potential impact the SEC proposed reforms may have on its business, results of operations, financial condition and/or cash flows until any rule amendments are finalized, as the final amendments could vary significantly from the form in which proposed. Moreover, the SEC's proposal also contemplates that, once the final amendments become effective, there would be staggered compliance dates: (1) if the fluctuating NAV alternative is adopted, an additional two years after the effective date for any reforms relating to that alternative; (2) if the liquidity fee and redemption gate alternative is adopted, an additional one year after the effective date for any reforms relating to that alternative; and (3) any reforms not specifically related to either the fluctuating NAV nor liquidity fee and redemption gate alternatives would have a compliance date of nine months after the final amendments become effective.
The Financial Stability Oversight Council (FSOC) may recommend new or heightened regulation for "nonbank financial companies" under Section 120 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act). On April 3, 2013, the Board of Governors of the Federal Reserve System (the Governors) issued a final regulation, which became effective on May 6, 2013, that defines the term "predominantly engaged in financial activities" for purposes of identifying "nonbank financial companies" under the Dodd-Frank Act. In the adopting release for the regulation, the Governors stated that they believe "that it is clear that open-end investment companies, such as mutual funds including money market funds, ... engage in financial activities" for the purpose of asserting regulatory jurisdiction. Management respectfully disagrees with this position. Management believes that (1) the final regulation is inconsistent with the clear language and intent of the Dodd-Frank Act, (2) the conclusion that mutual funds, including money market mutual funds, fall within the scope of "financial activities" is without a valid statutory basis and (3) Congress intended the scope of "financial activities" for Dodd-Frank Act regulation to be strictly limited to specific lines of business previously defined under the Bank Holding Company Act, which historically have not been viewed as including mutual funds as a specific line of business.
In a Congressional Appropriations Committee conference report that accompanied the Consolidated Appropriations Act, 2014, which was signed into law by President Obama on January 17, 2014, Congress instructed the SEC to undertake a “rigorous economic analysis” before promulgating its final money market fund proposal, and indicated that the “Committee expects that the final rules will take into account the substantive concerns of stakeholders who use these products for short-term financing needs.” In the conference report, Congress also expressed that “[i]mpairing or restricting the use of money market funds could potentially result in a decrease in the ability of these products to provide liquidity, potentially resulting in hundreds of market participants issuing longer-term debt, significantly increasing their funding costs, slowing expansion rates, and depressing jobs and economic growth.” In addition to underscoring the importance to the capital markets of money market funds as currently structured, management believes that the conference report reflects Congress’ view that the regulation of money market funds is within the purview of the SEC, not FSOC.
On November 1, 2013, Federated also responded to the SEC’s request for comment on a September 2013 report of the U.S. Department of the Treasury's (Treasury Department) Office of Financial Research entitled “Asset Management and Financial Stability” (the OFR Report), which was prepared at the request of FSOC. Federated believes that the OFR Report is lacking in both substance and depth of analysis in its effort to justify FSOC’s and the Governors' role in fundamentally changing the structure and operation of investment managers, investors and the markets. While the SEC requested comments to be submitted by November 1, 2013, comments have continued to be submitted. Comment letters are available on the SEC's website at http://www.sec.gov/comments/am-1/am-1.shtml.
Federated is unable to assess whether, or the degree to which, any of the Federated Funds, including money market funds, could ultimately be designated a systematically important nonbank financial company by FSOC. In management's view, the issuance of final regulations is, and any reforms ultimately put into effect would be, detrimental to Federated's money market fund business and could materially and adversely affect Federated’s business, results of operations, financial condition and/or cash flows. Federated is unable to assess the degree of any potential impact any reforms or other actions by the Governors, FSOC or other governmental entities may have on its business, results of operations, financial condition and/or cash flows at this time.
Current Regulatory Environment - Europe
European-based money market funds face regulatory reform pressure in Europe similar to that faced in the U.S. The European Commission released its money market fund reform proposal on September 4, 2013. The proposal would permit either floating NAV money market funds or constant NAV money market funds subject to capital requirements. Under the proposal, a constant NAV money market fund generally must either build a capital buffer of 3% or convert to a floating NAV money market fund. The proposal is subject to the approval of the European Parliament and European Council and the final regulation could vary materially from that of the proposal. Management does not anticipate agreement on a final regulation before late fourth quarter 2014.
Eleven European countries continue to develop the financial transactions tax (FTT) proposal. Although a revised draft of this proposal may be presented during the second quarter of 2014, management does not expect the FTT to be effective in 2014. Notwithstanding challenges to its legality, the participating countries continue to consider whether the FTT should be introduced in stages, with perhaps stocks being taxed first. Debate also continues regarding whether certain types of transactions, such as certain derivatives and bonds, should be exempted, in which country the transaction should be taxed (country of issue, country of purchase, or both), the allocation of taxes collected and certain other fundamental principles. Once agreed upon, final terms of the proposed FTT also will be subject to additional government approval prior to enactment.
European money market reform and the imposition of the FTT, particularly with its initially proposed broad application, would each be detrimental to Federated's fund business and could materially and adversely affect Federated’s business, results of operations, financial condition and/or cash flows. Federated is unable to assess the degree of any potential impact that European money market reform proposals or the FTT may have on its business, results of operations, financial condition and/or cash flows until such proposals are finalized and approved or the FTT is enacted.
On January 8, 2014, the Financial Stability Board (FSB) also published for comment as a consultative document “Assessment Methodologies for Identifying Non-Bank Non-Insurer Global Systemically Important Financial Institutions” (Consultation). The FSB is an international organization, of which the Governors, the SEC and the Treasury Department are members, that was established to coordinate, at the international level, the work of national authorities and bodies in developing and promoting the implementation of regulatory policies. The Consultation sets forth proposed methodologies for identifying systemically important non-bank, non-insurance company financial institutions, including, among others, “market intermediaries” which the Consultation appears to define as including investment advisers, brokers and certain other intermediaries, and “investment funds,” which the Consultation appears to define as including money market funds, other open-end or closed-end mutual funds, and hedge funds and other private funds. The proposed methodologies include consideration of size (U.S. $100 billion is a proposed materiality threshold), exposures, complexity, interconnectedness, leverage and other factors. The Consultation specifically notes that, in addition to individual funds, it may also be necessary to consider families of funds following the same or similar investment strategies. The deadline for the formal comment period on the Consultation is April 7, 2014. Federated is unable to assess whether, or the degree to which Federated, any of its investment management subsidiaries or any of the Federated Funds, including money market funds, could ultimately be determined to be a significantly important financial institution.
Historically Low Short-Term Interest Rates
For several years, the Governors have kept the near-zero federal funds rate unchanged and short-term interest rates continued at all-time low levels. In certain money market funds, the gross yield earned by the fund is not sufficient to cover all of the fund’s operating expenses due to these historically low short-term interest rates. Since the fourth quarter 2008, Federated has voluntarily waived fees (either through fee waivers or reimbursements or assumptions of expenses) in order for certain money market funds to maintain positive or zero net yields. These fee waivers have been partially offset by related reductions in distribution expense and net income attributable to noncontrolling interests as a result of Federated's mutual understanding and agreement with third-party intermediaries to share the impact of the waivers.

These voluntary fee waivers are calculated as a percent of AUM in certain money market funds and thus will vary depending upon the asset levels in such funds. In addition, the level of waivers are dependent on several other factors including, but not limited to, yields on instruments available for purchase by the money market funds, changes in expenses of the money market funds and changes in the mix of money market assets. In any given period, a combination of these factors drives the amount of fee waivers necessary in order for certain funds to maintain positive or zero net yields. As an isolated variable, an increase in yields on instruments held by the money market funds will cause the pre-tax impact of fee waivers to decrease. Conversely, as an isolated variable, an increase in expenses of the money market funds would cause the pre-tax impact of fee waivers to increase.

With regard to asset mix, changes in the relative amount of money market fund assets in prime and government money market funds as well as the distribution among certain share classes that vary in pricing structure will impact the level of fee waivers. Generally, prime money market funds waive less than government money market funds as a result of higher gross yields on the underlying investments. As such, as an isolated variable, an increase in the relative proportion of average managed assets invested in prime money market funds as compared to total average money market fund assets should typically result in lower waivers to maintain positive or zero net yields. Conversely, the opposite would also be true.
The impact of such fee waivers on various components of Federated's Consolidated Statements of Income was as follows for the years ended December 31:

in millions	2013	2012	2011
Revenue	$(389.0)	$(291.0)	$(320.7)
Less: Reduction in Distribution expense	277.1	218.5	232.3
Operating income	(111.9)	(72.5)	(88.4)
Less: Reduction in Noncontrolling interest	6.8	1.3	6.5
Pre-tax impact	$(105.1)	$(71.2)	$(81.9)

The negative pre-tax impact of fee waivers to maintain positive or zero net yields on certain money market funds increased in 2013 as compared to 2012 primarily as a result of lower yields on instruments held by the money market funds. During 2012, improved yields on instruments held by the money market funds caused a decline in these fee waivers as compared to 2011. (See Note (20) for information regarding the quarterly pre-tax impact of these fee waivers).
Based on recent commentary from the Governors in a January 29, 2014 press release, "a highly accommodative stance of monetary policy will remain appropriate for a considerable time...," Federated is unable to predict when the Governors will increase their target for the federal funds rate. As such, fee waivers to maintain positive or zero net yields on certain money market funds and the related reduction in distribution expense and net income attributable to noncontrolling interests could continue for the foreseeable future. Assuming asset levels and mix remain constant and based on recent market conditions, fee waivers for the first quarter 2014 may result in a negative pre-tax impact on income of approximately $30 million, which is consistent with the impact to both the third and fourth quarters 2013 (see Note (20) for additional information on the quarterly impact of these fee waivers). See Management's Discussion and Analysis for additional information on management's expectations regarding fee waivers. While the level of fee waivers are impacted by various factors, increases in short-term interest rates that result in higher yields on securities purchased in money market fund portfolios would reduce the negative pre-tax impact of these waivers. The actual amount of future fee waivers and the resulting negative impact of these waivers are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, available yields on instruments held by the money market funds, actions by the Governors, the Treasury Department, the SEC, FSOC and other governmental entities, changes in expenses of the money market funds, changes in the mix of money market customer assets, changes in the distribution fee arrangements with third parties, Federated's willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.
(b) Revenue Concentration by Investment Fund
A significant portion of Federated's total revenue for 2013 was derived from services provided to two sponsored funds, the Federated Kaufman Fund (11%) and the Federated Prime Obligations Fund (10%). A significant and prolonged decline in the AUM in these funds could have a material adverse effect on Federated’s future revenues and, to a lesser extent, net income, due to a related reduction to distribution expenses associated with these funds.
A listing of Federated’s risk factors is included herein under the section entitled Risk Factors in Management’s Discussion and Analysis of Financial Condition and Results of Operations.